Fidelity®

Export and Multinational

Fund

Semiannual Report

February 28, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After a strong recovery in January, equity markets gave up their gains in February as consumer confidence slumped to a four-year low. The NASDAQ® index - heavily weighted with technology stocks - experienced its third-worst monthly performance ever. On the other hand, fixed-income investments continued to provide downside protection and positive returns for investors. High-yield securities and investment-grade corporate bonds were among the strongest performers in the first two months of 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended February 28, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity® Export and Multinational	-7.29%	-1.23%	195.49%	299.20%
S&P 500 ®	-17.84%	-8.20%	109.18%	205.59%
Growth Funds Average	-22.54%	-14.51%	92.07%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can com-pare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,725 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Export and Multinational	-1.23%	24.20%	24.11%
S&P 500	-8.20%	15.91%	19.04%
Growth Funds Average	-14.51%	13.51%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Export and Multinational Fund on October 4, 1994, when the fund started. As the chart shows, by February 28, 2001, the value of the investment would have grown to $39,920 - a 299.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $30,559 - a 205.59% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of February 28, 2001, the six month, one year and five year cumulative total returns for the multi-cap growth funds average were, -33.23%, -32.61% and 103.54%, respectively. The one year and five year average annual total returns were, -32.61% and 14.75%, respectively. The six month, one year and five year cumulative total returns for the multi-cap supergroup average were, -16.34%, -6.59% and 91.38%, respectively. The one year and five year average annual total returns were, -6.59% and 13.46%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Despite a strong rally in January, the six-month period ending February 28, 2001, was less than kind to the U.S. stock market. Entering the period, investors' romance with technology stocks turned into a rather ugly divorce. The sector's bloated valuations and disappointing earnings turned off market participants, who instead embraced the steadier earnings growth of finance and health care stocks. Still, equities overall continued to suffer as U.S. economic growth slowed dramatically, due in part to the lingering effects of Federal Reserve Board rate hikes and soaring energy costs. Consumer confidence was rattled, and interest in equity investing soured. Toward the end of 2000, however, the outlook improved. In December, the Fed reversed its position on interest rates, switching to a bias toward lowering them, and then followed through in January with two half-percentage point cuts. These actions sparked a strong recovery, particularly in technology stocks. But just as investors thought the market had reached its bottom, the bottom fell out again. Further earnings warnings and unfulfilled expectations for more rate cuts in February caused several major equity indexes to fall to their lowest levels in about two years. For the six-month period, the NASDAQ Composite® Index declined 48.79%, the Standard & Poor's 500SM Index fell 17.84%, and the Dow Jones Industrial AverageSM dropped 5.68%.

(Portfolio Manager photograph)
An interview with Doug Chase, Portfolio Manager of Fidelity Export and Multinational Fund

Q. How did the fund perform, Doug?

A. For the six-month period that ended February 28, 2001, the fund returned -7.29%. In comparison, the Standard & Poor's 500 Index - the fund's benchmark - fell 17.84%. The fund's return also compared favorably to the -22.54% return of the growth funds average tracked by Lipper Inc. For the 12-month period that ended February 28, 2001, the fund returned -1.23%, while the S&P 500 index and the Lipper growth average declined 8.20% and 14.51%, respectively.

Q. What factors helped the fund outperform the S&P 500 index and its peer group during the past six months?

A. I'm a believer that the performance of stocks follows earnings. Regardless of the market environment, I look to own the stocks with the best relative earnings growth. That strategy worked relatively well during the past six months. When the economy began to decelerate as the period moved along, I gradually moved the fund toward more defensive growth stocks, or those that tend to grow earnings regardless of the direction of the economy. Conversely, this strategy meant the fund was underweighted in more cyclically sensitive stocks - such as technology stocks - relative to the benchmark and, perhaps even more so, relative to the fund's peer group. The combination of overweighting strong-performing stable growth stocks - such as health care stocks, which are typically seen as defensive - and underweighting cyclically sensitive growth stocks, which suffered during the period, proved to be the difference in the fund's better relative performance. Elsewhere, I sold down our energy positions to lock in profits because I felt the stocks were overvalued based on their fundamentals.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's tech weighting was significantly below that of the S&P 500 index six months ago, but was roughly equal to the benchmark at period end. Can you explain your strategy?

A. Sure. For the majority of the period, I underweighted technology because I wanted less exposure to the sector given its deteriorating growth rates and less-attractive valuations. Near the end of the period, however, I determined that some valuations in technology had come down to appealing levels, and I increased the fund's positions in several leading technology companies in areas I felt were undervalued, such as semiconductor capital equipment and software. This adjustment brought the fund's weighting more in line with the index.

Q. You also increased the fund's health care weighting . . .

A. Yes, I did. Many of our positions were in large-cap pharmaceutical companies, which were likely to withstand the negative impact of a slowing economy. That's because people are less likely to cut back their spending on prescription drugs even during difficult times. Additionally, health care stocks historically have had better earnings growth than the broader market, and I expected that trend to continue. Specifically, market analysts expect the fund's largest holding, drug distributor Cardinal Health, to grow earnings 20% higher in 2001 compared to last year, while the S&P 500's earnings are expected to grow roughly 3% this year.

Q. What stocks did well? Which disappointed?

A. Cardinal Health, the fund's top performer, rose briskly on the potential for increased prescription drug utilization rates. Shares of automotive retailer AutoNation, an out-of-benchmark holding, rose more than 28% on better-than-expected earnings growth as a result of improved operating efficiencies and reduced corporate overhead. Avon Products was another top contributor, benefiting from its relatively stable earnings growth. On the down side, most of the detractors came from the technology sector. Networking companies Cisco Systems and Ditech Communications were hurt by reduced capital spending from their customers. In the semiconductor area, Intel, which was sold off during the period, and Micron Technology both suffered from excess inventory levels at their end markets.

Q. What's your outlook?

A. The economic backdrop changed from six months ago. The Federal Reserve Board's monetary policy is currently in favor of cutting rates, which it did twice in January. Additionally, it appears the government is going to approve some form of legislation that includes a tax cut. Given those factors, economic activity going forward should reaccelerate at some point. With that in mind, the fund is positioned less defensively than six months ago due to some recent adjustments, such as increasing our technology holdings. It owns more growth, but primarily stable growth and cyclically sensitive growth rather than speculative growth.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital primarily by investing in common stocks and in equity securities of U.S. companies that are expected to benefit from exporting or selling their goods or services outside the U.S.

Fund number: 332

Trading symbol: FEXPX

Start date: October 4, 1994

Size: as of February 28, 2001, more than $484 million

Manager: Douglas Chase, since 2000; manager, U.S. equities, Fidelity Worldwide Fund, since 1999; assistant manager, Magellan Fund, 1997-1999; manager, several Fidelity Select Portfolios, 1994-1999; joined Fidelity in 1993

3

Doug Chase on a handful
of topics:

Multinationals: "The three industries with the largest multinational orientations are health care, technology and consumer staples. Not surprisingly, these sectors were among the fund's largest weightings. This multinational emphasis, which is much larger than its benchmark, could benefit the fund if U.S. economic growth continues to slow and remains below the growth of other countries for a sustained period of time."

Automotive retailers: "The auto retailing industry historically never loses money. Wall Street typically thinks the industry runs in the same cycle as automotive manufacturers, which have a big fixed cost base and tough competition, but it doesn't. Retailers have a broader profit center, selling new and used cars, parts and service. During the period, many of these companies were well below their proper valuations. As a result, I made both AutoNation and Sonic Automotive top-10 positions in the fund."

Telecommunications: "I continued to underweight this sector. I don't believe telecommunications companies are going to earn good enough returns on their recent capital spending sprees to satisfy Wall Street. On top of that, the stocks aren't very cheap. The fund also owned no electric utilities at the end of the period because the government has shown, through the electricity shortage problems in California, that it will intercede with price parameters whenever electric utility companies have what the government thinks are abnormally high profits. That's not a free market business like we are used to investing in within the U.S., and I preferred not to invest in it."

Semiannual Report

Investment Changes

Top Ten Stocks as of February 28, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.6	3.6
Pfizer, Inc.	5.2	1.6
Bristol-Myers Squibb Co.	4.9	3.0
Avon Products, Inc.	3.9	6.3
Guidant Corp.	3.6	0.0
AutoNation, Inc.	3.4	1.6
Freddie Mac	2.8	1.3
Sonic Automotive, Inc. Class A	2.6	1.8
Cisco Systems, Inc.	2.3	7.0
Sun Microsystems, Inc.	2.0	0.0
	37.3
Top Five Market Sectors as of February 28, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.0	15.1
Information Technology	20.0	27.8
Consumer Discretionary	15.0	5.4
Consumer Staples	11.3	10.6
Financials	10.5	10.8

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Asset Allocation (% of fund's net assets)
As of February 28, 2001 *		As of August 31, 2000 **
	Stocks 98.5%		Stocks 95.7%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	1.5%	** Foreign investments	2.1%

Semiannual Report

Investments February 28, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 0.2%
Lear Corp. (a)	34,400	$ 1,102,864
Hotels Restaurants & Leisure - 1.8%
Hilton Hotels Corp.	335,900	3,597,489
McDonald's Corp.	31,900	937,860
Papa John's International, Inc. (a)	36,500	871,438
Starbucks Corp. (a)	21,900	1,042,988
Tricon Global Restaurants, Inc. (a)	29,500	1,135,750
Wendy's International, Inc.	41,000	1,014,750
		8,600,275
Household Durables - 0.3%
Black & Decker Corp.	37,600	1,560,776
Media - 5.2%
AT&T Corp. - Liberty Media Group Class A (a)	304,300	4,473,210
Clear Channel Communications, Inc. (a)	127,500	7,286,625
Fox Entertainment Group, Inc. Class A (a)	170,000	4,063,000
General Motors Corp. Class H	81,600	1,849,872
Omnicom Group, Inc.	61,700	5,595,573
True North Communications	52,000	2,002,000
		25,270,280
Multiline Retail - 0.4%
Family Dollar Stores, Inc.	58,500	1,536,210
Sears, Roebuck & Co.	12,200	500,810
		2,037,020
Specialty Retail - 7.1%
AutoNation, Inc.	1,959,600	16,264,680
AutoZone, Inc. (a)	50,200	1,268,052
Payless ShoeSource, Inc. (a)	29,300	2,237,934
Sonic Automotive, Inc. Class A (a)	1,493,900	12,623,455
Staples, Inc. (a)	111,700	1,661,538
		34,055,659
TOTAL CONSUMER DISCRETIONARY		72,626,874
CONSUMER STAPLES - 11.3%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	54,300	2,372,910
PepsiCo, Inc.	110,800	5,105,664
The Coca-Cola Co.	177,000	9,386,310
		16,864,884
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 1.9%
Kroger Co. (a)	93,000	$ 2,254,320
Sysco Corp.	257,800	7,027,628
		9,281,948
Food Products - 0.5%
Tyson Foods, Inc. Class A	183,900	2,318,979
Household Products - 1.5%
Procter & Gamble Co.	107,400	7,571,700
Personal Products - 3.9%
Avon Products, Inc.	443,500	18,831,010
TOTAL CONSUMER STAPLES		54,868,521
ENERGY - 1.4%
Energy Equipment & Services - 1.4%
Global Industries Ltd. (a)	312,100	4,252,363
Halliburton Co.	66,800	2,659,976
		6,912,339
FINANCIALS - 10.5%
Diversified Financials - 6.3%
AMBAC Financial Group, Inc.	35,600	2,007,840
Fannie Mae	116,000	9,245,200
Freddie Mac	205,800	13,551,930
Merrill Lynch & Co., Inc.	39,000	2,336,100
Morgan Stanley Dean Witter & Co.	50,500	3,289,065
		30,430,135
Insurance - 4.2%
ACE Ltd.	195,700	7,162,620
MBIA, Inc.	33,000	2,507,340
MetLife, Inc.	272,700	8,412,795
The Chubb Corp.	32,000	2,296,000
		20,378,755
TOTAL FINANCIALS		50,808,890
HEALTH CARE - 25.0%
Health Care Equipment & Supplies - 6.1%
Biomet, Inc.	147,800	5,736,488
DENTSPLY International, Inc.	52,900	1,990,363
Guidant Corp. (a)	345,400	17,605,038
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Novoste Corp. (a)	98,600	$ 3,303,100
Steris Corp. (a)	55,200	1,032,240
		29,667,229
Health Care Providers & Services - 7.9%
Cardinal Health, Inc.	316,300	32,104,445
CIGNA Corp.	50,500	5,538,335
Priority Healthcare Corp. Class B (a)	6,800	277,950
		37,920,730
Pharmaceuticals - 11.0%
Bristol-Myers Squibb Co.	377,432	23,932,963
CIMA Labs, Inc. (a)	12,400	722,300
Eli Lilly & Co.	43,800	3,480,348
Pfizer, Inc.	559,367	25,171,515
		53,307,126
TOTAL HEALTH CARE		120,895,085
INDUSTRIALS - 9.9%
Aerospace & Defense - 1.1%
BFGoodrich Co.	84,000	3,396,960
Lockheed Martin Corp.	46,500	1,741,890
		5,138,850
Air Freight & Couriers - 0.2%
Forward Air Corp. (a)	28,000	1,034,250
Building Products - 0.6%
American Standard Companies, Inc. (a)	47,900	2,712,577
Commercial Services & Supplies - 3.2%
Cintas Corp.	52,000	1,872,813
Manpower, Inc.	149,600	5,090,888
Robert Half International, Inc. (a)	146,700	3,529,602
Sabre Holdings Corp. Class A	25,400	1,095,248
Viad Corp.	161,850	3,947,522
		15,536,073
Electrical Equipment - 0.5%
Power-One, Inc. (a)	42,800	759,700
Thermo Electron Corp. (a)	56,400	1,573,560
		2,333,260
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - 2.5%
General Electric Co.	180,400	$ 8,388,600
Tyco International Ltd.	72,100	3,940,265
		12,328,865
Machinery - 0.6%
Caterpillar, Inc.	24,100	1,002,560
Ingersoll-Rand Co.	25,800	1,118,430
Quixote Corp.	35,900	821,213
		2,942,203
Road & Rail - 1.2%
Burlington Northern Santa Fe Corp.	105,400	3,163,054
Union Pacific Corp.	51,300	2,818,422
		5,981,476
TOTAL INDUSTRIALS		48,007,554
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 4.3%
Brocade Communications Systems, Inc. (a)	67,000	2,600,438
Cisco Systems, Inc. (a)	476,200	11,279,988
Comverse Technology, Inc. (a)	39,100	2,930,056
Ditech Communications Corp. (a)	160,000	1,435,000
QUALCOMM, Inc. (a)	50,000	2,740,625
		20,986,107
Computers & Peripherals - 7.1%
Dell Computer Corp. (a)	309,600	6,772,500
EMC Corp.	189,200	7,522,592
Gateway, Inc. (a)	451,100	7,758,920
Lexmark International, Inc. Class A (a)	47,300	2,459,600
Sun Microsystems, Inc. (a)	492,900	9,796,388
		34,310,000
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	131,700	8,282,613
Semiconductor Equipment & Products - 1.8%
Altera Corp. (a)	44,200	1,022,125
Fairchild Semiconductor International, Inc. Class A (a)	59,400	872,586
LAM Research Corp. (a)	139,100	2,990,650
Micron Technology, Inc. (a)	22,600	773,372
Teradyne, Inc. (a)	30,200	943,146
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Texas Instruments, Inc.	43,400	$ 1,282,470
Xilinx, Inc. (a)	24,600	956,325
		8,840,674
Software - 5.1%
Adobe Systems, Inc.	61,200	1,778,625
Computer Associates International, Inc.	232,100	7,239,199
Informix Corp. (a)	130,900	932,663
J.D. Edwards & Co. (a)	217,200	2,253,450
Macromedia, Inc. (a)	67,100	1,966,869
Microsoft Corp. (a)	68,800	4,059,200
Networks Associates, Inc. (a)	187,800	1,214,831
NVIDIA Corp. (a)	33,900	1,514,906
Oracle Corp. (a)	68,500	1,301,500
PeopleSoft, Inc. (a)	71,100	2,292,975
		24,554,218
TOTAL INFORMATION TECHNOLOGY		96,973,612
MATERIALS - 3.5%
Chemicals - 1.0%
E.I. du Pont de Nemours and Co.	47,400	2,070,906
Georgia Gulf Corp.	3,500	60,620
Lyondell Chemical Co.	70,200	1,123,200
Solutia, Inc.	103,800	1,392,996
		4,647,722
Containers & Packaging - 0.3%
Ball Corp.	39,600	1,639,440
Metals & Mining - 2.2%
Nucor Corp.	49,800	2,201,160
Phelps Dodge Corp.	101,800	4,682,800
Ryerson Tull, Inc.	380,200	3,946,476
		10,830,436
TOTAL MATERIALS		17,117,598
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunication Services - 1.9%
Crown Castle International Corp. (a)	134,200	$ 3,371,775
VoiceStream Wireless Corp. (a)	59,400	5,643,000
		9,014,775
TOTAL COMMON STOCKS (Cost $464,179,256)		477,225,248
Cash Equivalents - 4.6%

Fidelity Cash Central Fund, 5.61% (b)	14,439,754	14,439,754
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	7,669,000	7,669,000
TOTAL CASH EQUIVALENTS (Cost $22,108,754)		22,108,754
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $486,288,010)	499,334,002
NET OTHER ASSETS - (3.1)%	(14,849,615)
NET ASSETS - 100%	$ 484,484,387
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $495,729,318. Net unrealized appreciation aggregated $3,604,684, of which $59,923,959 related to appreciated investment securities and $56,319,275 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $7,421,755) (cost $486,288,010) - See accompanying schedule		$ 499,334,002
Receivable for investments sold		1,029,168
Receivable for fund shares sold		545,515
Dividends receivable		263,369
Interest receivable		159,325
Other receivables		1,500
Total assets		501,332,879
Liabilities
Payable for investments purchased	$ 8,192,237
Payable for fund shares redeemed	669,762
Accrued management fee	238,661
Other payables and accrued expenses	78,832
Collateral on securities loaned, at value	7,669,000
Total liabilities		16,848,492
Net Assets		$ 484,484,387
Net Assets consist of:
Paid in capital		$ 478,804,842
Distributions in excess of net investment income		(13,772)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,352,675)
Net unrealized appreciation (depreciation) on investments		13,045,992
Net Assets, for 29,428,776 shares outstanding		$ 484,484,387
Net Asset Value, offering price and redemption price per share ($484,484,387 ÷ 29,428,776 shares)		$16.46

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended February 28, 2001 (Unaudited)
Investment Income Dividends		$ 1,656,651
Interest		904,618
Security lending		7,531
Total income		2,568,800
Expenses
Management fee	$ 1,443,199
Transfer agent fees	527,750
Accounting and security lending fees	91,389
Non-interested trustees' compensation	939
Custodian fees and expenses	10,678
Registration fees	18,567
Audit	15,198
Legal	7,241
Interest	961
Miscellaneous	12,871
Total expenses before reductions	2,128,793
Expense reductions	(100,692)	2,028,101
Net investment income		540,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,517,200
Foreign currency transactions	1,028	2,518,228
Change in net unrealized appreciation (depreciation) on investment securities		(41,948,903)
Net gain (loss)		(39,430,675)
Net increase (decrease) in net assets resulting from operations		$ (38,889,976)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended February 28, 2001 (Unaudited)	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 540,699	$ 1,867,770
Net realized gain (loss)	2,518,228	125,196,424
Change in net unrealized appreciation (depreciation)	(41,948,903)	19,310,098
Net increase (decrease) in net assets resulting from operations	(38,889,976)	146,374,292
Distributions to shareholders From net investment income	(2,393,808)	(930,998)
From net realized gain	(119,596,119)	(89,382,565)
Total distributions	(121,989,927)	(90,313,563)
Share transactions Net proceeds from sales of shares	38,760,447	103,683,023
Reinvestment of distributions	118,096,483	87,478,852
Cost of shares redeemed	(49,403,415)	(123,198,283)
Net increase (decrease) in net assets resulting from share transactions	107,453,515	67,963,592
Redemption fees	13,060	41,694
Total increase (decrease) in net assets	(53,413,328)	124,066,015
Net Assets
Beginning of period	537,897,715	413,831,700
End of period (including under (over) distribution of net investment income of $(13,772) and $1,839,337, respectively)	$ 484,484,387	$ 537,897,715
Other Information Shares
Sold	2,187,531	4,804,370
Issued in reinvestment of distributions	7,037,837	5,106,764
Redeemed	(2,736,934)	(5,755,336)
Net increase (decrease)	6,488,434	4,155,798

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended February 28, 2001	Years ended August 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 23.45	$ 22.03	$ 16.06	$ 20.02	$ 14.85	$ 14.22
Income from Investment Operations
Net investment income (loss) D	.02	.08	.05	(.05)	(.02)	(.05)
Net realized and unrealized gain (loss)	(1.70)	6.19	6.69	(.13)	6.05	1.52
Total from investment operations	(1.68)	6.27	6.74	(.18)	6.03	1.47
Less Distributions
From net investment income	(.10)	(.05)	-	-	-	-
From net realized gain	(5.21)	(4.80)	(.77)	(3.79)	(.86)	(.84)
Total distributions	(5.31)	(4.85)	(.77)	(3.79)	(.86)	(.84)
Redemption fees added to paid in capital	.00	.00	.00	.01	.00	-
Net asset value, end of period	$ 16.46	$ 23.45	$ 22.03	$ 16.06	$ 20.02	$ 14.85
Total Return B, C	(7.29)%	36.58%	43.76%	(2.35)%	41.94%	11.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 484,484	$ 537,898	$ 413,832	$ 357,683	$ 452,636	$ 267,059
Ratio of expenses to average net assets	.87% A	.86%	.91%	.93%	.98%	1.03%
Ratio of expenses to average net assets after expense reductions	.83% A, E	.77% E	.86% E	.88% E	.91% E	1.00% E
Ratio of net investment income to average net assets	.22% A	.38%	.23%	(.25)%	(.13)%	(.39)%
Portfolio turnover rate	223% A	380%	265%	281%	429%	313%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended February 28, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,709,940 and $524,688,924, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $57,149 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,152,000. The weighted average interest rate was 6.67%. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities. Cash collateral includes amounts received for unsettled security loans.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $91,900 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $231 and $8,561, respectively, under these arrangements.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMRC

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Abigail P. Johnson, Vice President

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuantSM  Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EXF-SANN-0401 130318
1.701149.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Maryland
Municipal Income

Fund

Semiannual Report

February 28, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After a strong recovery in January, equity markets gave up their gains in February as consumer confidence slumped to a four-year low. The NASDAQ® index - heavily weighted with technology stocks - experienced its third-worst monthly performance ever. On the other hand, fixed-income investments continued to provide downside protection and positive returns for investors. High-yield securities and investment-grade corporate bonds were among the strongest performers in the first two months of 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Spartan MD Municipal Income	5.31%	11.92%	31.66%	55.16%
LB Maryland 4 Plus Year Enhanced Municipal Bond	5.45%	12.15%	32.98%	n/a*
Maryland Municipal Debt Funds Average	4.71%	10.93%	26.96%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Maryland investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 40 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Life of fund
Spartan MD Municipal Income	11.92%	5.65%	5.75%
LB Maryland 4 Plus Year Enhanced Municipal Bond	12.15%	5.87%	n/a*
Maryland Municipal Debt Funds Average	10.93%	4.88%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by February 28, 2001, the value of the investment would have grown to $15,528 - a 55.28% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,065 - a 60.65% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended February 28,	Years ended August 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.38%	4.94%	4.21%	4.69%	4.89%	5.02%
Capital returns	2.93%	1.59%	-4.36%	3.74%	3.28%	0.10%
Total returns	5.31%	6.53%	-0.15%	8.43%	8.17%	5.12%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended February 28, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.69¢	23.75¢	48.02¢
Annualized dividend rate	4.55%	4.62%	4.71%
30-day annualized yield	4.06%	-	-
30-day annualized tax-equivalent yield	6.88%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.57 over the past one month, $10.36 over the past six months and $10.19 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.03% combined effective 2001 federal and state income tax bracket. The tax-equivalent yield does not reflect the payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The features that make municipal bonds an attractive investment for many were well displayed during the six-month period ending February 28, 2001. Free of federal and most state and local taxes, munis offer relief for tax-weary investors in almost any market environment. Additionally, their objectives of combining steady income and relatively low risk were particularly important during the past six months. In that time, the muni market gained 5.19% according to the Lehman Brothers Municipal Bond Index - an index of approximately 35,000 investment-grade, fixed-rate, tax-
exempt bonds. This return far outpaced nearly every major domestic and international equity index. Munis also benefit in an environment of lower interest rates. The Federal Reserve Board's easing of monetary policy in the latter half of the period and the expectation of several more rate cuts on the horizon were solid contributors to the muni market's gains. Of course, no investment is completely void of volatility. The high-yield segment of the muni market experienced several instances of poor credit quality during the period. Largely, how-ever, the investment-grade muni universe was insulated from these concerns. Taxable bonds had a higher absolute return during the past six months - as measured by the Lehman Brothers Aggregate Bond Index return of 7.50% - but on a tax-equivalent yield basis, munis generated very competitive or, in some cases, even better performance.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Maryland Municipal Income Fund

Q. How did the fund perform, George?

A. For the six months ending February 28, 2001, the fund returned 5.31%. To get a sense of how the fund did relative to its competitors, the Maryland municipal debt funds average returned 4.71% for the same period, according to Lipper Inc. Additionally, the Lehman Brothers Maryland 4 Plus Year Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 5.45%. For the 12 months ending February 28, 2001, the fund returned 11.92%, while the Lipper average gained 10.93% and the Lehman Brothers index returned 12.15%.

Q. Munis performed quite well during the six-month period. What was behind their strong showing, and how did it affect the fund?

A. Municipal bonds rallied on growing optimism about the direction of interest rates and, ultimately, actual interest-rate cuts in January. Just prior to the start of the period, investors were still a bit on edge, fearing the Federal Reserve Board might continue to hold interest rates steady to moderate economic growth and curtail inflation. That kept bond yields relatively high and their prices fairly low. But by the beginning of the period, many investors sensed the Fed might be close to ending its cycle of rate hikes due to weakening economic conditions, and that it might lower rates in the near future. As investors became increasingly more optimistic about the direction of interest rates, municipal bonds performed well as yields declined and their prices rose. In January, the central bank cut interest rates by a full percentage point in two moves, the biggest monthly reduction in more than a decade, which further boosted municipal bond prices. In February, municipal prices declined a bit mainly because the Fed didn't cut rates again, as many investors had hoped. Favorable supply and demand conditions also boosted the market. The supply of Maryland municipals declined throughout much of the period, while demand remained reasonably strong. The fund's total return for the period reflects the combination of price gains or losses plus the income generated by its holdings.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies helped the fund beat its peers during the six-month period?

A. Much of the fund's outperformance was the result of avoiding the pitfalls associated with two influential segments of the municipal market - corporate-backed bonds and health care bonds. Many issuers in both sectors experienced financial difficulties. Corporate municipal bonds - which are issued by corporations and earn tax-free status by funding projects deemed in the public good - slumped when slowing economic growth called into question corporate profitability. The health care sector's problems included heightened competition, cost cutting and declining reimbursements from Medicare. Our research group did a great job of helping to identify the exceptions - that is, those issuers with stable financial situations.

Q. Was there anything else that helped performance?

A. Focusing on bonds with higher credit ratings was a plus since bonds deemed below investment grade and those that were non-rated performed poorly during the past six months. As of February 28, 2001, nearly 64% of the fund's investments were in bonds with the highest credit rating of Aaa by Moody's Investor Services or AAA by Standard & Poor's ®. In addition, all of the fund's investments were in bonds rated investment-grade, with a rating of Baa or higher by Moody's or BBB- by S&P.

Q. What's ahead for the Maryland municipal market?

A. At the end of February, municipal bonds had priced in the expectation of further interest-rate reductions. If the Fed continues to cut rates, as the market is expecting, municipal bonds should benefit. If, on the other hand, the Fed holds steady or doesn't reduce rates as much as the market hopes for, we could be in for a rough time over the short term. That said, municipals are priced quite cheaply compared to Treasury securities, which could grab investors' attention. Attractive prices and relatively high tax-free yields could bode quite well for municipals' near-term performance. As an example, an Aaa-rated general obligation bond issued by the state of Maryland offered a tax-equivalent yield of roughly 6.75% at the end of February.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal and Maryland state and county income taxes

Fund number: 429

Trading symbol: SMDMX

Start date: April 22, 1993

Size: as of February 28, 2001, more than $63 million

Manager: George Fischer, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the Maryland economy:

"It has become increasingly apparent over the past several months that Maryland's economy is slowing in response to overall weakness in the national economy. As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they will affect the fiscal health of various municipal issuers. Specifically, I'm closely watching how the economic slowdown is affecting issuers' revenue collections. For now, I think that the issuers of bonds in which the fund is invested have done a decent job dealing with slower revenue growth. One of the most challenging problems the state faces is reining in the costs of state-sponsored health care programs as the U.S. government cuts back its reimbursement of health care expenditures."

  At the end of the period, the fund had 8.8% of net assets in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states. When the supply of Maryland municipals is limited or their prices look expensive, the manager occasionally invests in Puerto Rico bonds.

Semiannual Report

Investment Changes

Top Five Sectors as of February 28, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	39.6	39.5
Special Tax	12.6	14.8
Escrowed/Pre-Refunded	10.6	12.0
Health Care	6.5	4.9
Education	6.5	7.1
Average Years to Maturity as of February 28, 2001
		6 months ago
Years	13.7	14.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of February 28, 2001
6 months ago
Years	6.2	6.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of February 28, 2001	As of August 31, 2000
Aaa 63.4%	Aaa 61.0%
Aa, A 28.9%	Aa, A 33.0%
Baa 4.5%	Baa 6.0%
Short-term Investments 3.2%	Short-term Investments 0.0%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments February 28, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 94.3%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - 85.5%
Anne Arundel County (Consolidated Wtr. & Swr. Proj.) 7% 8/1/04	Aa2	$ 550,000	$ 607,734
Baltimore County Metro. District (Spl. Assessment Proj.) 63rd Issue, 6.125% 7/1/07 (Pre-Refunded to 7/1/02 @ 102) (e)	Aaa	850,000	896,249
Baltimore Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A:
0% 10/15/06 (FGIC Insured)	Aaa	2,000,000	1,555,460
5.5% 10/15/11 (FGIC Insured)	Aaa	1,000,000	1,074,240
5.5% 10/15/14 (FGIC Insured)	Aaa	500,000	528,440
5.625% 10/15/13 (FGIC Insured)	Aaa	1,460,000	1,554,243
7% 10/15/09 (MBIA Insured)	Aaa	1,000,000	1,193,680
Baltimore Gen. Oblig. Proj. Rev. (Wtr. Proj.) Series A, 5% 7/1/24 (FGIC Insured)	Aaa	1,100,000	1,091,057
Baltimore Port Facilities Rev. (Consolidated Coal Sales Co. Proj.) 6.5% 12/1/10	Aa3	2,000,000	2,111,280
Frederick County Gen. Oblig. 5.75% 7/1/16	Aa2	1,000,000	1,028,780
Maryland Gen. Oblig. (State & Local Facilities Ln. Prog.):
First Series:
4.5% 3/1/01	Aaa	615,000	615,000
5.5% 2/1/06	Aaa	1,000,000	1,039,110
Second Series:
5% 7/15/11	Aaa	1,500,000	1,570,065
5% 8/1/12	Aaa	1,000,000	1,034,360
5.25% 7/15/12	Aaa	2,000,000	2,118,120
5.25% 7/15/13	Aaa	1,500,000	1,576,785
Series 1997 2, 5% 8/1/10	Aaa	1,000,000	1,047,230
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Charity Oblig. Group Proj.) Series D, 4.6% 11/1/26 (Pre-Refunded to 11/1/03 @ 100) (e)	Aa2	950,000	975,270
(Good Samaritan Hosp. Proj.):
5.7% 7/1/09 (Escrowed to Maturity) (e)	A1	1,000,000	1,105,110
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	145,000	158,321
5.75% 7/1/13 (Escrowed to Maturity) (e)	A1	240,000	262,049
(Helix Health Proj.) 5% 7/1/17 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,000,000	1,003,120
(Howard County Gen. Hosp. Proj.) 5.5% 7/1/13 (Escrowed to Maturity) (e)	Aaa	1,000,000	1,046,800
(John Hopkins Univ. Issue Proj.) 6% 7/1/39	Aa2	1,000,000	1,079,080
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.: - continued
(John Hopkins Univ. Proj.) 6% 7/1/10	Aa2	$ 500,000	$ 568,175
(Loyola College Issue Proj.) 5% 10/1/39	A2	2,000,000	1,944,100
(North Arundel Hosp. Proj.) 6.5% 7/1/31	Baa1	1,320,000	1,354,518
(Univ. of Maryland Med. Sys. Proj.) 6.75% 7/1/30	Baa1	500,000	528,030
Maryland Ind. Dev. Fing. Auth. Econ. Dev. Rev. (Holy Cross Health Sys. Corp. Proj.) 5.5% 12/1/15	Aa3	1,150,000	1,167,630
Maryland Ind. Dev. Fing. Auth. Rev. (Holy Cross Health Sys. Corp. Proj.) 5.7% 12/1/10	Aa3	1,000,000	1,099,500
Maryland State Cmnty. Dev. Administration Dept. Hsg. & Cmnty. Dev.:
(Residential Proj.) Series B, 5.05% 9/1/19 (d)	Aa2	800,000	805,256
(Single Family Mtg. Prog.) Series 7, 7.25% 4/1/19 (d)	Aa2	500,000	521,305
Maryland Trans. Auth. Rev. (Trans. Facilities Projs.):
0% 7/1/04 (FGIC Insured) (b)	Aaa	2,500,000	2,199,649
5.8% 7/1/06	Aa2	500,000	545,860
6.8% 7/1/16 (Escrowed to Maturity) (e)	Aaa	1,015,000	1,203,201
Montgomery County Gen. Oblig.:
(Consolidated Pub. Impt. Proj.) Series A:
5.375% 5/1/05	Aaa	1,000,000	1,062,670
5.375% 5/1/12	Aaa	1,000,000	1,064,900
5.625% 10/1/06	Aaa	1,000,000	1,077,180
Series A, 6.3% 4/1/04	Aaa	500,000	538,465
Montgomery County Hsg. Opportunity Commission Single Family Mtg. Rev. Series A, 6.6% 7/1/14	Aa2	950,000	1,003,941
Northeast Maryland Waste Disp. Auth. Resource Recovery Rev.:
(Baltimore Resco Retrofit Proj.) 4.75% 1/1/12 (d)	BBB+	1,000,000	871,400
(Southwest Resource Recovery Facilities Proj.) 7.2% 1/1/05 (MBIA Insured)	Aaa	1,235,000	1,368,133
Northeast Maryland Waste Disp. Auth. Solid Waste Rev. (Montgomery County Resource Recovery Proj.) Series A:
5.9% 7/1/05 (d)	A2	760,000	815,799
6% 7/1/07 (d)	A2	500,000	541,065
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Prince Georges County (Consolidated Pub. Impt. Proj.):
5.5% 3/15/16 (MBIA Insured)	Aaa	$ 1,000,000	$ 1,034,830
6.25% 1/1/03 (MBIA Insured)	Aaa	1,000,000	1,046,630
Prince Georges County Ctfs. of Prtn. Series A, 0% 6/30/11 (MBIA Insured)	Aaa	2,400,000	1,493,496
Prince Georges County Hsg. Auth. Rev. (Single Family Mtg. Prog.) Series A, 6.5% 12/1/15 (d)	AAA	360,000	377,316
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series A, 5.6% 4/1/16	Aa3	500,000	521,545
Washington D.C. Metro. Area Trans. Auth. Gross Rev. 6% 7/1/10 (FGIC Insured)	Aaa	1,570,000	1,789,266
Washington D.C. Suburban Sanitation District Second Series, 8% 1/1/02	Aa1	1,000,000	1,037,990
			53,853,433
Puerto Rico - 8.8%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,000,000	1,058,360
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series A:
4.75% 7/1/38 (MBIA Insured)	Aaa	1,000,000	935,790
5% 7/1/38 (MBIA Insured)	Aaa	2,000,000	1,954,320
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40	Aaa	1,050,000	1,087,853
Series A, 5.5% 10/1/32	Aaa	500,000	519,275
			5,555,598
TOTAL MUNICIPAL BONDS (Cost $56,859,088)			59,409,031
Municipal Notes - 3.2%
	Principal Amount	Value (Note 1)
Maryland - 3.2%
Maryland Cmnty. Dev. Administration Multi-family Dev. Rev. (Avolon Ridge Apts. Proj.) Series 1997, 3.1%, VRDN (c)	$ 1,000,000	$ 1,000,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Series D, 3.5%, LOC Bank of America NA, VRDN (c)	1,000,000	1,000,000
TOTAL MUNICIPAL NOTES (Cost $2,000,000)		2,000,000
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $58,859,088)		61,409,031
NET OTHER ASSETS - 2.5%		1,597,306
NET ASSETS - 100%		$ 63,006,337
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
5 Bond Buyer Municipal Bond Index Contracts	March 2001	$ 522,344	$ 14,501
The face value of futures purchased as a percentage of net assets - 0.8%
Security Type Abbreviations
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $65,990.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	91.6%	AAA, AA, A	84.5%
Baa	3.1%	BBB	1.4%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	39.6%
Special Tax	12.6
Escrowed/Pre-Refunded	10.6
Health Care	6.5
Education	6.5
Housing	5.9
Others* (individually less than 5%)	18.3
100.0%
* Includes net other assets.
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $58,859,088. Net unrealized appreciation aggregated $2,549,943, of which $2,718,458 related to appreciated investment securities and $168,515 related to depreciated investment securities.

At August 31, 2000, the fund had a capital loss carryforward of approximately $942,000 of which $924,000 and $18,000 will expire on August 31, 2004 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $58,859,088) - See accompanying schedule		$ 61,409,031
Cash		1,030,786
Receivable for fund shares sold		3,381
Interest receivable		683,453
Receivable for daily variation on futures contracts		469
Other receivables		12,995
Total assets		63,140,115
Liabilities
Payable for fund shares redeemed	$ 48,442
Distributions payable	59,089
Accrued management fee	26,247
Total liabilities		133,778
Net Assets		$ 63,006,337
Net Assets consist of:
Paid in capital		$ 61,598,603
Undistributed net investment income		17,792
Accumulated undistributed net realized gain (loss) on investments		(1,174,502)
Net unrealized appreciation (depreciation) on investments		2,564,444
Net Assets, for 5,971,273 shares outstanding		$ 63,006,337
Net Asset Value, offering price and redemption price per share ($63,006,337 ÷ 5,971,273 shares)		$10.55

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended February 28, 2001 (Unaudited)
Investment Income Interest		$ 1,435,742
Expenses
Management fee	$ 158,600
Non-interested trustees' compensation	106
Total expenses before reductions	158,706
Expense reductions	(58,352)	100,354
Net investment income		1,335,388
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,615)
Futures contracts	28,258	18,643
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,666,467
Futures contracts	14,501	1,680,968
Net gain (loss)		1,699,611
Net increase (decrease) in net assets resulting from operations		$ 3,034,999

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended February 28, 2001 (Unaudited)	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,335,388	$ 2,297,287
Net realized gain (loss)	18,643	(268,217)
Change in net unrealized appreciation (depreciation)	1,680,968	1,126,641
Net increase (decrease) in net assets resulting from operations	3,034,999	3,155,711
Distributions to shareholders from net investment income	(1,334,954)	(2,289,088)
Share transactions Net proceeds from sales of shares	9,328,984	15,892,379
Reinvestment of distributions from net investment income	977,257	1,665,421
Cost of shares redeemed	(3,596,682)	(12,459,301)
Net increase (decrease) in net assets resulting from share transactions	6,709,559	5,098,499
Redemption fees	1,299	4,681
Total increase (decrease) in net assets	8,410,903	5,969,803
Net Assets
Beginning of period	54,595,434	48,625,631
End of period (including undistributed net investment income of $17,792 and $18,021, respectively)	$ 63,006,337	$ 54,595,434
Other Information Shares
Sold	898,596	1,593,231
Issued in reinvestment of distributions	94,206	166,668
Redeemed	(347,820)	(1,253,279)
Net increase (decrease)	644,982	506,620

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended February 28, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The fund may be affected by economic and political developments in the state of Maryland.The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. Redemptions on or prior to January 26, 2001 of shares held less than 180 days were subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective September 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,604,731 and $3,715,996, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,990,276 and $1,510,691, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $58,352 under these arrangements.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

George A. Fischer, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan(automated graphic)    Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMD-SANN-0401 129590
1.701070.103

Spartan®

Arizona
Municipal

Funds

Semiannual Report

February 28, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Arizona Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Spartan Arizona Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After a strong recovery in January, equity markets gave up their gains in February as consumer confidence slumped to a four-year low. The NASDAQ® index - heavily weighted with technology stocks - experienced its third-worst monthly performance ever. On the other hand, fixed-income investments continued to provide downside protection and positive returns for investors. High-yield securities and investment-grade corporate bonds were among the strongest performers in the first two months of 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Spartan Arizona Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Spartan® Arizona Municipal Income	4.91%	12.22%	29.87%	52.39%
LB Arizona 4 Plus Year Enhanced Municipal Bond	4.92%	12.51%	n/a*	n/a*
Arizona Municipal Debt Funds Average	4.22%	11.23%	27.14%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Arizona investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 44 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Life of fund
Spartan Arizona Municipal Income	12.22%	5.37%	6.82%
LB Arizona 4 Plus Year Enhanced Municipal Bond	12.51%	n/a*	n/a*
Arizona Municipal Debt Funds Average	11.23%	4.91%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Spartan Arizona Municipal Income Fund
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by February 28, 2001, the value of the investment would have grown to $15,509 - a 55.09% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,861 - a 58.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Spartan Arizona Municipal Income Fund
Performance - continued

Total Return Components

	Six months ended February 28,	Years ended August 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.29%	4.85%	4.13%	4.55%	4.80%	4.92%
Capital returns	2.62%	1.84%	-3.75%	2.61%	3.36%	-0.20%
Total returns	4.91%	6.69%	0.38%	7.16%	8.16%	4.72%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended February 28, 2001	Past 1 month	Past 6 months	Past 1 Year
Dividends per share	3.68¢	23.91¢	48.62¢
Annualized dividend rate	4.35%	4.46%	4.57%
30-day annualized yield	3.93%	-	-
30-day annualized tax-equivalent yield	6.47%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.03 over the past one month, $10.81 over the past six months and $10.63 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.23% combined effective 2001 federal and state income tax bracket. The tax-equivalent yield also reflects that a portion of the fund's income was subject to state taxes, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Spartan Arizona Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

The features that make municipal bonds an attractive investment for many were well displayed during the six-month period ending February 28, 2001. Free of federal and most state and local taxes, munis offer relief for tax-weary investors in almost any market environment. Additionally, their objectives of combining steady income and relatively low risk were particularly important during the past six months. In that time, the muni market gained 5.19% according to the Lehman Brothers Municipal Bond Index - an index of approximately 35,000 investment-grade, fixed-rate, tax-
exempt bonds. This return far outpaced nearly every major domestic and international equity index. Munis also benefit in an environment of lower interest rates. The Federal Reserve Board's easing of monetary policy in the latter half of the period and the expectation of several more rate cuts on the horizon were solid contributors to the muni market's gains. Of course, no investment is completely void of volatility. The high-yield segment of the muni market experienced several instances of poor credit quality during the period. Largely, how-ever, the investment-grade muni universe was insulated from these concerns. Taxable bonds had a higher absolute return during the past six months - as measured by the Lehman Brothers Aggregate Bond Index return of 7.50% - but on a tax-equivalent yield basis, munis generated very competitive or, in some cases, even better performance.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Arizona Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six months ending February 28, 2001, the fund returned 4.91%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 4.22% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 4.92%. For the 12-month period ending February 28, 2001, the fund returned 12.22%, while the Lipper average returned 11.23% and the Lehman Brothers index returned 12.51%.

Q. Why were the municipal market's returns so strong, and what helped the fund beat its peers?

A. There was growing optimism that a slowing economy would prompt the Federal Reserve Board to lower interest rates to prevent a recession. The Fed delivered on those expectations by cutting short-term interest rates one full percentage point in January, which caused bond yields to fall and their prices to rise. The Arizona municipal market's performance also was helped by favorable supply and demand conditions. Throughout the period, there was growing demand from individual investors, trust accounts and other entities that sought the relatively high tax-free yields municipals offered and refuge from the jittery stock market. Meanwhile, the supply of Arizona municipal bonds was down roughly 24% in 2000, although new issuance picked up a bit during the first two months of 2001. As for the fund's outperformance of its peers, a main contributor was the approach I took in managing the fund's duration, or interest-rate sensitivity.

Semiannual Report

Spartan Arizona Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Can you explain your approach to duration and how it helped performance?

A. Sure. In keeping with Fidelity's investment approach, I didn't lengthen or shorten duration - that is, I didn't make the fund more or less interest-rate sensitive - based on where I thought interest rates would be at some point down the road. Instead, I managed the fund's duration to be in line with the Arizona municipal market as a whole as measured by the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index. Given that interest rates and bond yields dropped significantly during the period, some peers may have suffered if they were positioned with too little interest-rate sensitivity.

Q. What other factors helped performance? Which strategies hurt?

A. On some occasions, I found good buys among discount bonds - which pay interest rates below prevailing market rates and trade at prices lower than their face value. On other occasions, premium bonds - which pay interest rates above prevailing market rates and trade at prices above their face value - were priced cheaply. For the most part, the exchanges I made between premiums and discounts benefited performance. As for disappointments, they were limited to the fact that trading in Arizona's secondary market - meaning existing, rather than new bonds - was limited during the year. This made it challenging to reposition the fund quickly in response to changes in the market.

Q. What choices did you make in terms of credit quality and sectors, and why?

A. As of February 28, 2001, nearly 97% of the fund's investments were in bonds rated A or higher by Moody's Investors Service or Standard & Poor's®. My focus on these high-quality bonds reflected in part that the Arizona municipal market had a larger share of high-quality bonds than many other states. I also felt lower-quality bonds generally didn't offer enough incentive by way of additional yield for owning them. In terms of sectors, I emphasized bonds that offered diversification from economically sensitive general obligation bonds issued by municipalities across the state. For example, about 7% of the fund's net assets were in education bonds at the end of the period and almost 12% were in municipal water and sewer bonds.

Q. What's ahead for the Arizona municipal market?

A. At the end of February, bond prices reflected a sustained optimism that the Fed would lower interest rates in the months to come. If that occurs, it likely would be a positive for bond prices. If the Fed doesn't lower rates, bonds could be in for a period of adjustment. That said, municipals currently are cheaply priced relative to Treasury bonds, meaning they offer tax-free yields in excess of those government securities.

Semiannual Report

Spartan Arizona Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and Arizona personal income tax

Fund number: 434

Trading symbol: FSAZX

Start date: October 11, 1994

Size: as of February 28, 2001, more than $42 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on factors that shape opportunities in the municipal bond market:

"At Fidelity, one of the key strategies we use in managing municipal bond funds is to buy and sell bonds of various maturities. The demand for municipals can vary a great deal in response to the behavior of various market participants. Corporations, individual investors and trust accounts tend to favor short-term securities, which are less interest-rate sensitive and, therefore, tend to be less volatile than the overall municipal market. Individual investors, along with mutual funds and insurance companies that invest the insurance premiums they collect, are the primary purchasers of intermediate-maturity bonds. Higher-yielding, longer-term securities, which tend to be the most volatile, generally are the domain of long-maturity mutual funds, hedge funds and other investors known as ´arbitrageurs,' who seek to exploit small differences between various fixed-income investments. At some point in time, a given municipal bond maturity range may look cheap or expensive as different categories of investors embrace them or step aside. With the help of Fidelity's research team, I try to take advantage of the anomalies that can occur by investing in bond maturities that look cheap due to weak demand and selling those that have performed well in response to strong demand."

Semiannual Report

Spartan Arizona Municipal Income Fund

Investment Changes

Top Five Sectors as of February 28, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	31.4	33.7
Special Tax	25.4	22.6
Water & Sewer	11.6	5.7
Health Care	8.4	9.9
Education	7.2	8.8
Average Years to Maturity as of February 28, 2001
		6 months ago
Years	11.4	13.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of February 28, 2001
6 months ago
Years	6.2	6.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)

As of February 28, 2001	As of August 31, 2000
Aaa 53.4%	Aaa 47.6%
Aa, A 43.2%	Aa, A 46.9%
Baa 3.4%	Baa 5.5%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Spartan Arizona Municipal Income Fund

Investments February 28, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 96.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - 94.0%
Arizona Health Facilities Auth. Hosp. Sys. Rev.:
(Phoenix Children's Hosp. Proj.) Series A, 6.25% 11/15/29	A2	$ 1,000,000	$ 1,024,350
(Saint Lukes Health Sys. Proj.) 7.25% 11/1/14 (Pre-Refunded to 11/1/03 @ 102) (c)	Aaa	330,000	361,139
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Sub Series B1, 6.15% 5/1/29 (b)	A2	500,000	516,895
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Proj.):
Series A:
5.75% 7/1/05 (AMBAC Insured)	Aaa	400,000	430,628
6.5% 7/1/04 (AMBAC Insured)	Aaa	100,000	108,704
Series B, 6% 7/1/05 (AMBAC Insured)	Aaa	150,000	162,968
Arizona Trans. Board Hwy. Rev.:
Series A, 6.5% 7/1/11 (Pre-Refunded to 7/1/01 @ 101.5) (c)	Aaa	300,000	307,476
5.75% 7/1/19	Aa1	670,000	707,178
Arizona Univ. Rev. 6% 7/1/06	A1	1,000,000	1,097,230
Central Arizona Wtr. Conservation District Contract Rev. (Central Arizona Proj.):
Series A:
5.5% 11/1/09	A1	1,000,000	1,089,940
5.5% 11/1/10	A1	375,000	409,451
Series B, 6.3% 11/1/02 (MBIA Insured)	Aaa	200,000	204,814
Chandler Gen. Oblig.:
6.25% 7/1/10	Aa2	500,000	570,830
6.5% 7/1/10 (MBIA Insured)	Aaa	200,000	232,902
6.5% 7/1/11 (MBIA Insured)	Aaa	225,000	263,768
Chandler Wtr. & Swr. Rev. 5.5% 7/1/15 (MBIA Insured)	Aaa	1,000,000	1,040,420
Cochise County Unified School District #68 (Sierra Vista Proj.) Series B, 9% 7/1/02 (FGIC Insured)	Aaa	200,000	213,832
Flagstaff Gen. Oblig. 4.5% 7/1/13 (FGIC Insured)	Aaa	200,000	196,764
Glendale Ind. Dev. Auth. Edl. Facilities Rev. (American Graduate School Int'l. Proj.) 6.55% 7/1/06 (AMBAC Insured) (Pre-Refunded to 7/1/05 @ 101) (c)	AAA	150,000	167,628
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.) 6.125% 4/1/18	Baa1	300,000	295,641
Maricopa County Ind. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 5% 7/1/03	Baa2	500,000	497,800
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Ind. Dev. Auth. Hosp. Facilities Rev. (Mayo Clinic Hosp. Proj.) 5.25% 11/15/37	AA+	$ 1,000,000	$ 998,140
Maricopa County School District #1 Phoenix Elementary Second Series, 0% 7/1/05 (MBIA Insured)	Aaa	500,000	420,530
Maricopa County School District #14 Creighton 6.5% 7/1/04 (FGIC Insured)	Aaa	200,000	217,408
Maricopa County School District #28 Kyrene Elementary Series C:
0% 7/1/07 (FGIC Insured)	Aaa	955,000	732,208
0% 1/1/10 (FGIC Insured)	Aaa	1,525,000	1,022,604
Maricopa County School District #3 Temple Elementary 0% 7/1/08 (AMBAC Insured)	Aaa	500,000	364,755
Maricopa County School District #4 Mesa Univ. 5.25% 7/1/04 (FSA Insured)	Aaa	300,000	314,490
Maricopa County Unified School District #41 Gilbert 0% 1/1/06 (FGIC Insured)	Aaa	1,000,000	820,220
Maricopa County Unified School District #80 Chandler 6.6% 7/1/06 (FGIC Insured)	Aaa	400,000	451,336
Mesa Gen. Oblig. 5.7% 7/1/03 (FGIC Insured)	Aaa	250,000	261,355
Mesa Ind. Dev. Auth. Rev. (Discovery Health Sys. Proj.) Series A, 5.375% 1/1/14 (MBIA Insured)	Aaa	500,000	520,055
Mesa Street & Hwy. Rev. 6.5% 7/1/11 (FSA Insured)	Aaa	500,000	586,150
Mohave County Indl. Dev. Auth. (North Star Steel Co. Proj.) Series B, 5.5% 12/1/20 (b)	A+	250,000	240,318
Navajo County Poll. Cont. Corp. Rev. (Pub. Svc. Co. Proj.) Series A, 5.875% 8/15/28	Baa1	200,000	199,608
Peoria Gen. Oblig. 7.5% 4/1/02 (FGIC Insured)	Aaa	450,000	469,539
Phoenix Arpt. Rev. Series D, 6.4% 7/1/12 (MBIA Insured) (b)	Aaa	810,000	868,312
Phoenix Civic Impt. Corp. Arpt. Excise Tax Rev. Sr. Lien:
5% 7/1/03 (b)	Aa2	500,000	513,640
5.25% 7/1/09 (b)	Aa2	400,000	424,100
Phoenix Civic Impt. Corp. Excise Tax Rev. (Muni. Courthouse Proj.) Series A:
5.375% 7/1/29	Aa2	560,000	564,777
5.5% 7/1/11	Aa2	200,000	216,612
5.75% 7/1/15	Aa2	675,000	730,438
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Phoenix Civic Impt. Corp. Muni. Facilities Excise Tax Rev.:
5.75% 7/1/10 (FGIC Insured)	Aaa	$ 340,000	$ 376,536
5.75% 7/1/12 (FGIC Insured)	Aaa	1,250,000	1,375,513
5.75% 7/1/14 (FGIC Insured)	Aaa	1,000,000	1,090,020
Phoenix Civic Impt. Corp. Wastewtr. Sys. Rev. 6% 7/1/19 (FGIC Insured)	Aaa	1,500,000	1,634,565
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
5.45% 7/1/19	Aa3	500,000	507,635
6% 7/1/03	Aa3	1,090,000	1,147,465
6.375% 7/1/05	Aa3	200,000	220,254
Phoenix Gen. Oblig.:
Series 1995 A, 6% 7/1/11	Aa1	1,485,000	1,691,695
Series A, 7.5% 7/1/08	Aa1	510,000	616,967
7.5% 7/1/04	Aa1	1,190,000	1,329,266
Phoenix Street & Hwy. User Rev. Jr. Lien, 6.25% 7/1/11 (MBIA Insured)	Aaa	250,000	261,670
Pima County Ind. Dev. Auth. Rev. (HealthPartners Proj.) Series A, 5.625% 4/1/14 (MBIA Insured)	Aaa	200,000	209,722
Pima County Unified School District #1 Tucson 7.5% 7/1/10 (FGIC Insured)	Aaa	250,000	310,795
Scottsdale Gen. Oblig. 5.5% 7/1/09	Aaa	100,000	109,140
Scottsdale Street & Hwy. User Rev. 5.5% 7/1/07	Aa3	500,000	540,005
Scottsdale Wtr. & Swr. Rev. (1989 Proj.) Series E, 7% 7/1/07	Aa1	150,000	174,174
Tempe Gen. Oblig. Series 2001 A, 6% 7/1/10	Aa1	600,000	678,348
Tempe Union High School District #213:
(1994 Proj.):
Series B, 7% 7/1/03 (FGIC Insured)	Aaa	400,000	428,996
Series C, 4% 7/1/12 (MBIA Insured)	Aaa	200,000	190,602
Impt. 7% 7/1/08 (FGIC Insured)	Aaa	310,000	365,958
Tucson Gen. Oblig.:
Series A, 6% 7/1/13	Aa2	800,000	909,872
6.75% 7/1/03 (FGIC Insured)	Aaa	200,000	213,718
Tucson Street & Hwy. User Rev.:
Series 1994 B, 7.5% 7/1/11 (MBIA Insured)	Aaa	1,015,000	1,273,399
Series 1994 C, 7% 7/1/11 (FGIC Insured)	Aaa	500,000	606,720
Series A, 7% 7/1/11 (MBIA Insured)	Aaa	300,000	364,032
6% 7/1/10 (MBIA Insured)	Aaa	400,000	452,232
Tucson Wtr. Rev. Series 1994 C, 6.75% 7/1/07 (FGIC Insured)	Aaa	200,000	230,434
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Univ. of Arizona Ctfs. of Prtn. (Univ. of Arizona Parking & Student Hsg. Proj.) 5.75% 6/1/24 (AMBAC Insured)	Aaa	$ 500,000	$ 522,340
Univ. of Arizona Univ. Rev.:
5.25% 6/1/13 (FSA Insured)	Aaa	500,000	518,220
6.375% 6/1/05	A1	400,000	420,608
Yuma County Hosp. District #001 6.35% 11/15/07 (Escrowed to Maturity) (c)	A	265,000	290,339
			39,898,193
Puerto Rico - 2.1%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series W, 5.5% 7/1/17	Baa1	100,000	101,440
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	500,000	529,180
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B, 6% 7/1/31	Baa1	250,000	270,053
			900,673
TOTAL INVESTMENT PORTFOLIO - 96.1% (Cost $39,288,052)	40,798,866
NET OTHER ASSETS - 3.9%	1,655,005
NET ASSETS - 100%	$ 42,453,871
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	93.2%	AAA, AA, A	91.5%
Baa	3.3%	BBB	1.9%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	31.4%
Special Tax	25.4
Water & Sewer	11.6
Health Care	8.4
Education	7.2
Others* (individually less than 5%)	16.0
100.0%
* Includes net other assets.
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $39,288,052. Net unrealized appreciation aggregated $1,510,814, of which $1,568,519 related to appreciated investment securities and $57,705 related to depreciated investment securities.

At August 31, 2000, the fund had a capital loss carryforward of approximately $94,000 all of which will expire on August 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $39,288,052) - See accompanying schedule		$ 40,798,866
Cash		1,251,971
Receivable for fund shares sold		48,295
Interest receivable		407,325
Other receivables		8,444
Total assets		42,514,901
Liabilities
Distributions payable	$ 43,305
Accrued management fee	17,725
Total liabilities		61,030
Net Assets		$ 42,453,871
Net Assets consist of:
Paid in capital		$ 40,915,017
Undistributed net investment income		11,583
Accumulated undistributed net realized gain (loss) on investments		16,457
Net unrealized appreciation (depreciation) on investments		1,510,814
Net Assets, for 3,859,948 shares outstanding		$ 42,453,871
Net Asset Value, offering price and redemption price per share ($42,453,871 ÷ 3,859,948 shares)		$11.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Six months ended February 28, 2001 (Unaudited)
Investment Income Interest		$ 912,380
Expenses
Management fee	$ 103,003
Non-interested trustees' compensation	67
Total expenses before reductions	103,070
Expense reductions	(30,958)	72,112
Net investment income		840,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		145,811
Change in net unrealized appreciation (depreciation) on investment securities		852,251
Net gain (loss)		998,062
Net increase (decrease) in net assets resulting from operations		$ 1,838,330

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended February 28, 2001 (Unaudited)	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 840,268	$ 1,376,478
Net realized gain (loss)	145,811	1,549
Change in net unrealized appreciation (depreciation)	852,251	625,970
Net increase (decrease) in net assets resulting from operations	1,838,330	2,003,997
Distributions to shareholders From net investment income	(835,724)	(1,375,127)
From net realized gain	(3,458)	(1,549)
In excess of net realized gain	-	(9,168)
Total distributions	(839,182)	(1,385,844)
Share transactions Net proceeds from sales of shares	9,316,378	14,362,543
Reinvestment of distributions	583,442	1,010,735
Cost of shares redeemed	(2,673,902)	(11,422,361)
Net increase (decrease) in net assets resulting from share transactions	7,225,918	3,950,917
Redemption fees	7,354	10,061
Total increase (decrease) in net assets	8,232,420	4,579,131
Net Assets
Beginning of period	34,221,451	29,642,320
End of period (including undistributed net investment income of $11,583 and $7,039, respectively)	$ 42,453,871	$ 34,221,451
Other Information Shares
Sold	858,959	1,380,229
Issued in reinvestment of distributions	53,887	96,992
Redeemed	(245,085)	(1,099,530)
Net increase (decrease)	667,761	377,691

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Spartan AZ Municipal Money Market	1.82%	3.74%	17.80%	24.07%
All Tax-Free Money Market Funds Average	1.70%	3.53%	16.36%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 465 money market funds.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Life of fund
Spartan AZ Municipal Money Market	3.74%	3.33%	3.43%
All Tax-Free Money Market Funds Average	3.53%	3.07%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Semiannual Report

Spartan Arizona Municipal Money Market
Performance - continued

Yields

	2/26/01	11/27/00	8/28/00	5/29/00	2/28/00

Spartan Arizona Municipal Money Market	3.27%	3.93%	3.81%	3.76%	3.32%

All Tax-Free Money Market Funds Average	2.69%	3.72%	3.56%	3.60%	3.12%

Spartan Arizona Municipal Money Market - Tax-equivalent	5.38%	6.47%	6.26%	6.20%	5.48%

Portion of fund's income subject to state taxes	1.03%	7.44%	7.03%	9.71%	1.17%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by iMoneyNet, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2001 federal and state income tax rate of 39.23%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Semiannual Report

Spartan Arizona Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Spartan Arizona Municipal Money Market Fund

Q. Norm, what was the investment environment like during the six months that ended February 28, 2001?

A. In mid-2000, data started to emerge showing that the U.S. economy was slowing. This slowdown was largely the result of a series of short-term interest-rate hikes by the Federal Reserve Board implemented between mid-1999 and May 2000. The Fed apparently achieved its goal of slowing growth to sustainable levels that wouldn't spur inflation, after the U.S. economy posted exceptionally vibrant growth in the second half of 1999 and the first half of 2000 amid historically low unemployment and robust consumer spending. In the second half of 2000, with economic growth trending downward and inflation under control despite rising energy prices, the Fed chose to keep rates unchanged at each of its successive meetings. In turn, market participants began to believe that the Fed would not only remain on hold through the end of 2000, but that it might even implement a rate cut. That view was backed by a significant slowdown in economic growth in the third quarter, accompanied by a decline in industrial production. Corporate spending diminished within a climate of a struggling stock market and high energy prices. In order to reduce the possibility of a recession, the Fed implemented a surprise half-percentage point cut in the fed funds rate just after the turn of the year 2001, well in advance of its next scheduled meeting. Continued concerns about the stalling economy encouraged the Fed to follow with another half-percentage point cut at its meeting in late January. As February came to a close, market participants believed that more Fed rate cuts were in the offing.

Q. What was your strategy with the fund?

A. During the six-month period, municipalities came to market with new issuance of longer-term paper with maturities of six or 12 months. Ordinarily, added supply helps create a number of new opportunities, because sellers are forced to increase yields - and drop prices - to attract buyers. Further, assets typically leave money market funds at the end of the year as funds are withdrawn by individuals and institutions for tax payments or other reasons, a factor that usually leads to a rise in money market yields. This year, however, money market interest rates declined due to Fed monetary policy and because many investors exited the falling stock market and parked their assets temporarily in short-term investments. This downward trend particularly dampened yields on very short-term variable-rate demand notes (VRDNs), whose yields are reset at regular intervals, usually daily or weekly. Because longer-term securities offered attractive rates relative to shorter-term alternatives - and to lock in higher rates in a declining yield environment - I focused my purchases on appealing longer-term securities. Another facet of my strategy was to pay particularly close attention to bonds issued by Arizona utilities. With a significant power crisis hitting neighboring California, we stepped up our research to make sure that any utilities whose bonds we held were maintaining their credit quality.

Semiannual Report

Spartan Arizona Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2001, was 3.23%, compared to 3.82% six months ago. The more recent seven-day yield was the equivalent of a 5.31% taxable rate of return for Arizona investors in the 39.23% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 28, 2001, the fund's six-month total return was 1.82%, compared to 1.70% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Norm?

A. The Fed acted very aggressively in January to avoid the possibility of a "hard landing" - when economic growth slows abruptly and the economy plunges into recession. Market prices currently reflect a continued aggressive Fed rate-cutting posture through the rest of the year. The question remains as to whether or not the Fed will be able to revive the economy through these actions. As always, the answers will steadily emerge in the form of the latest economic data. I expect my approach to be a cautious one, given the uncertainty of cash flows between the money markets and equities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Fund number: 433

Trading symbol: FSAXX

Start date: October 11, 1994

Size: as of February 28, 2001, more than $96 million

Manager: Norm Lind, since 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Semiannual Report

Spartan Arizona Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 2/28/01	% of fund's investments 8/31/00	% of fund's investments 2/29/00
0 - 30	79.4	93.1	70.7
31 - 90	0.0	2.8	11.0
91 - 180	17.5	0.0	16.3
181 - 397	3.1	4.1	2.0
Weighted Average Maturity
	2/28/01	8/31/00	2/29/00
Spartan Arizona Municipal Money Market Fund	36 Days	21 Days	35 Days
All Tax-Free Money Market Funds Average*	38 Days	42 Days	39 Days
Asset Allocation (% of fund's net assets)
As of February 28, 2001	As of August 31, 2000
Variable Rate Demand Notes (VRDNs) 75.8%	Variable Rate Demand Notes (VRDNs) 71.6%
Commercial Paper (including CP Mode) 2.8%	Commercial Paper (including CP Mode) 19.3%
Tender Bonds 2.1%	Tender Bonds 1.0%
Municipal Notes 6.2%	Municipal Notes 1.9%
Other Investments and Net Other Assets 13.1%	Other Investments and Net Other Assets 6.2%

* Source: iMoneyNet, Inc.®

Semiannual Report

Spartan Arizona Municipal Money Market Fund

Investments February 28, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 98.9%
	Principal Amount	Value (Note 1)
Arizona - 98.9%
Apache County Ind. Dev. Auth.:
(Imperial Components, Inc. Proj.) Series 1996, 3.55%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(b)	$ 1,625,000	$ 1,625,000
(Tucson Elec. Pwr. Co. Springerville Proj.) Series 1983 A, 3.2%, LOC Toronto Dominion Bank, VRDN (a)	1,100,000	1,100,000
Arizona Edl. Ln. Marketing Corp.:
Series 1990 A, 3.25% (MBIA Insured) (BPA State Street Bank & Trust Co.), VRDN (a)(b)	1,200,000	1,200,000
Series 1991 A, 3.25%, LOC Dresdner Bank AG, VRDN (a)(b)	15,150,000	15,150,000
Arizona Health Facilities Auth. Rev. (Blood Sys., Inc. Proj.) Series 1995, 3.6%, LOC Bank One, Arizona NA, VRDN (a)	900,000	900,000
Arizona School District Fing. Prog. Ctfs. of Prtn. TAN Series 2000, 4.875% 7/31/01 (AMBAC Insured)	6,000,000	6,014,994
Arizona Trans. Board Excise Tax Rev. Bonds 5% (Maricopa County Reg'l. Area Road Fund Prog.) 7/1/01	1,100,000	1,102,116
Arizona Trans. Board Hwy. Rev.:
Bonds Sub Series A, 6.6% 7/1/08 (Pre-Refunded to 7/1/01 @ 101.5) (c)	2,600,000	2,657,083
Participating VRDN Series MSDW 00 367, 3.59% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	2,855,000	2,855,000
Casa Grande Indl. Dev. Auth. Indl. Dev. Rev. (Aztec Pulp & Paper Prod. Proj.) Series 2000 A, 3.75%, LOC Bank of America NA, VRDN (a)(b)	2,500,000	2,500,000
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Red Rock Stamping Co. Proj.) Series 2000, 3.8%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	3,250,000	3,250,000
Cochise County Poll. Cont. Rev. Solid Waste Disp. Rev. Bonds (Arizona Elec. Pwr. Coop. Proj.) 4.35%, tender 9/1/01 (Nat'l. Rural Util. Coop. Fin. Corp. Guaranteed) (a)(b)	2,000,000	2,000,000
Flagstaff Indl. Dev. Auth. Solid Waste Disp. Rev. (Norton Envir., Inc. Proj.) Series 1997, 3.8%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	2,400,000	2,400,000
Glendale Indl. Dev. Auth. Indl. Dev. Rev. (Superior Bedding Co. Proj.) Series 1994, 3.55%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(b)	1,300,000	1,300,000
Glendale Wtr. & Swr. Rev. Bonds 4.75% 7/1/01 (FGIC Insured)	1,175,000	1,175,372
Maricopa County Ind. Dev. Auth. Ind. Dev. Rev. (Clayton Homes Proj.) Series 1998, 3.6%, LOC Wachovia Bank NA, VRDN (a)(b)	1,000,000	1,000,000
Maricopa County Indl. Dev. Auth. Multi-family Hsg. Auth. Rev. (Glenn Oaks Apts. Proj.) Series 2001, 3.7%, LOC Fannie Mae, VRDN (a)(b)	1,999,675	1,999,675
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Proj.) Series 1994 E, 3.1%, LOC Bank of America NA, VRDN (a)	$ 900,000	$ 900,000
Maricopa County School District #1 Phoenix Elementary Bonds Series 2000 D, 4.75% 7/1/01	1,180,000	1,184,553
Mesa Muni. Dev. Corp. Bonds Series 1985, 3.7% tender 3/7/01, LOC Westdeutsche Landesbank Girozentrale, CP mode	1,700,000	1,700,000
Mohave County Indl. Dev. Auth. Bonds (Enviroc, Inc. Proj.) Series 2000 A, 4.875% 12/14/01 (AMBAC Guaranteed) (b)	1,000,000	1,000,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series PA 405, 3.62% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)	1,920,000	1,920,000
Phoenix Civic Impt. Corp. Excise Tax Rev. Bonds (Arpt. Impts. Proj.) Series A, 5.85% 7/1/01 (b)	3,420,000	3,450,218
Phoenix Ind. Dev. Auth. Participating VRDN Series PT 1082, 3.59% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)	880,000	880,000
Phoenix Ind. Dev. Auth. Multi-family Hsg. Rev. (Bell Square Apt. Proj.) Series 1995, 3.25%, LOC Gen. Elec. Cap. Corp., VRDN (a)	1,000,000	1,000,000
Phoenix Ind. Dev. Auth. Rev.:
(Marlyn Nutraceuticals Proj.) 3.75%, LOC Bank One, Arizona NA, VRDN (a)(b)	1,000,000	1,000,000
(Plastican Proj.) Series 1997, 3.3%, LOC Fleet Bank NA, VRDN (a)(b)	3,885,000	3,885,000
(V.A.W. of America Proj.) Series 1997, 3.7%, LOC Bank of America NA, VRDN (a)(b)	1,000,000	1,000,000
Phoenix Indl. Dev. Auth. Rev.:
(Desert Botanical Garden Proj.) Series 2000, 3.2%, LOC Bank One, Arizona NA, VRDN (a)	4,000,000	4,000,000
(Independent Newspaper, Inc. Proj.) Series 2000, 3.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(b)	1,070,000	1,070,000
Pima County Ind. Dev. Auth. Single Family Hsg. Rev. Participating VRDN Series RF 99 5, 3.67% (Liquidity Facility Bank of New York NA) (a)(b)(d)	1,995,000	1,995,000
Pima County Indl. Dev. Auth. Indl. Rev. Participating VRDN Series LB 00 L21, 3.3% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)	1,000,000	1,000,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev.:
(La Cholla Apt. Proj.) Series 1996, 3.65%, LOC Chase Bank of Texas NA, VRDN (a)	2,925,000	2,925,000
(River Point Proj.) Series 2001, 3.65%, LOC Fannie Mae, VRDN (a)(b)	3,000,000	3,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Pima County Indl. Dev. Rev. Participating VRDN Series RF 00 16, 3.67% (Liquidity Facility Bank of New York NA) (a)(b)(d)	$ 1,000,000	$ 1,000,000
Pinal County Ind. Dev. Auth. Hosp. Rev. (Casa Grande Med. Ctr. Proj.) Series 1995, 3.25%, LOC Chase Manhattan Bank, VRDN (a)	4,660,000	4,660,000
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev. Participating VRDN Series MSDW 00 208, 3.57% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	2,495,000	2,495,000
Tucson & Pima County Indl. Dev. Auth. Single Family Mtg. Rev. Bonds Series 1C, 4.7% 7/3/01 (b)	1,100,000	1,100,000
Tucson Arpt. Auth. Spl. Facility Rev. (LearJet, Inc. Proj.) Series 1998 A, 3.7%, LOC Bank of America NA, VRDN (a)(b)	1,300,000	1,300,000
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev.:
Bonds (Citizens Communications Co. Proj.) Series 1993, 5.5% tender 3/1/01, CP mode (b)	960,000	960,000
(Oxycal Lab. Proj.) Series 1999 A, 3.75%, LOC Bank One, Arizona NA, VRDN (a)(b)	1,000,000	1,000,000
Yuma County Ind. Dev. Auth. Rev. (Meadowcraft, Inc. Proj.) Series 1997, 3.7%, LOC Bank of America NA, VRDN (a)(b)	3,000,000	3,000,000
TOTAL INVESTMENT PORTFOLIO - 98.9%		95,654,011
NET OTHER ASSETS - 1.1%		1,033,580
NET ASSETS - 100%		$ 96,687,591
Total Cost for Income Tax Purposes $ 95,654,011
Security Type Abbreviations
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At August 31, 2000, the fund had a capital loss carryforward of approximately $34,000 all of which will expire on August 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 95,654,011
Cash		538,640
Receivable for investments sold		500,267
Receivable for fund shares sold		469,073
Interest receivable		598,640
Other receivables		5,149
Total assets		97,765,780
Liabilities
Payable for investments purchased	$ 1,000,000
Payable for fund shares redeemed	27,103
Distributions payable	13,996
Accrued management fee	37,090
Total liabilities		1,078,189
Net Assets		$ 96,687,591
Net Assets consist of:
Paid in capital		$ 96,726,449
Accumulated net realized gain (loss) on investments		(38,858)
Net Assets, for 96,699,667 shares outstanding		$ 96,687,591
Net Asset Value, offering price and redemption price per share ($96,687,591 ÷ 96,699,667 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended February 28, 2001 (Unaudited)
Investment Income Interest		$ 2,177,539
Expenses
Management fee	$ 262,806
Non-interested trustees' compensation	200
Total expenses before reductions	263,006
Expense reductions	(6,410)	256,596
Net investment income		1,920,943
Net Realized Gain (Loss) on Investments		40
Net increase in net assets resulting from operations		$ 1,920,983

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Arizona Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended February 28, 2001 (Unaudited)	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,920,943	$ 3,458,058
Net realized gain (loss)	40	(15,144)
Net increase (decrease) in net assets resulting from operations	1,920,983	3,442,914
Distributions to shareholders from net investment income	(1,920,943)	(3,458,058)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	46,893,367	113,958,442
Reinvestment of distributions from net investment income	1,815,118	3,239,350
Cost of shares redeemed	(57,724,768)	(102,135,902)
Net increase (decrease) in net assets and shares resulting from share transactions	(9,016,283)	15,061,890
Total increase (decrease) in net assets	(9,016,243)	15,046,746
Net Assets
Beginning of period	105,703,834	90,657,088
End of period	$ 96,687,591	$ 105,703,834

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended February 28, 2001	Years ended August 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.018	.034	.028	.034	.033	.035
Less Distributions
From net investment income	(.018)	(.034)	(.028)	(.034)	(.033)	(.035)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.82%	3.50%	2.84%	3.41%	3.39%	3.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 96,688	$ 105,704	$ 90,657	$ 94,523	$ 88,134	$ 82,741
Ratio of expenses to average net assets	.50% A	.50%	.50%	.36% D	.35% D	.22% D
Ratio of expenses to average net assets after expense reductions	.49% A, E	.50%	.50%	.36%	.35%	.22%
Ratio of net investment income to average net assets	3.65% A	3.46%	2.79%	3.36%	3.34%	3.44%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the account closeout fee and for periods of less than one year are not annualized.

D FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended February 28, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Arizona. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. Redemptions on or prior to January 26, 2001 of shares held less than 180 days were subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective September 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $11,524,166 and $5,264,747, respectively.

3. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and the money market fund, respectively. FMR pays all other

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $211 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of the fund's premium payable to FIDFUNDS.

4. Expense Reductions.

Through arrangements with the funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period,

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Expense Reductions - continued

the credits reduced expenses by $30,958 and $6,410, for the income fund and the money market fund, respectively, under these arrangements.

5. Beneficial Interest.

At the end of the period, Fidelity Management Trust Company, an affiliate of FMR, was record owner of approximately 6% of the total outstanding shares of the income fund.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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General Correspondence

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Semiannual Report

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Arizona

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Semiannual Report

Michigan

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Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Boyce I. Greer, Vice President -
Money Market Fund

Norman U. Lind, Vice President -
Money Market Fund

Dwight D. Churchill, Vice President

David L. Murphy, Vice President -
Income Fund

Christine J. Thompson, Vice President -
Income Fund

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

* Independent trustees

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

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